Exhibit (b)




                     CERTIFICATIONS PURSUANT TO SECTION 906
                       OF THE SARBANES-OXLEY ACT OF 2002

         Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (subsections
(a) and (b) of section 1350, chapter 63 of title 18, United States Code), each of the undersigned officers of BNY/Ivy Multi-Strategy Hedge Fund LLC (the Registrant), do hereby certify, to such officer's knowledge, that:

         (1) The BNY/Ivy Multi-Strategy Hedge Fund LLC on Form N-CSR of the Registrant for the year ended March 31, 2005 (the "Form N-CSR") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

         (2) the information contained in the Form N-CSR fairly presents, in all material respects, the financial condition and results of operations of the Registrant.


Dated:   May 26, 2005
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         /s/ Steven Pisarkiewicz
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Name:    Steven Pisarkiewicz

Title:   President


Dated:   May 26, 2005
       -----------------------


         /s/ Guy Nordahl
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Name:    Guy Nordahl

Title:   Treasurer

This certification is being furnished solely pursuant to 18 U.S.C. ss. 1350 and is not being filed as part of the Report or as a separate disclosure document.